SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         Human Pheromone Sciences, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                         HUMAN PHEROMONE SCIENCES, INC.

                    Notice of Annual Meeting of Shareholders
                          to be held September 19, 2001
                      ------------------------------------

To the Shareholders of Human Pheromone Sciences, Inc.:

         The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company") will be held at the offices of Heller Ehrman White & Mc Auliffe LLP, 275 Middlefield Road, Menlo Park, California, on September 19, 2001, at 10:00 a.m. local time, for the following purposes:

         (1) To elect five Directors to hold office until the next annual meeting;

         (2) To act upon such other business as may properly come before the meeting.

         These items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on July 23, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.


                       BY ORDER OF THE BOARD OF DIRECTORS


                           Julian N. Stern, Secretary


San Jose, California
July 27, 2001


================================================================================

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

================================================================================

                         HUMAN PHEROMONE SCIENCES, INC.
                      84 West Santa Clara Street, Suite 720
                           San Jose, California 95113
                            Telephone: (408) 938-3030

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Human Pheromone Sciences, Inc., a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on September 19, 2001, at the offices of Heller Ehrman White & Mc Auliffe LLP, 275 Middlefield Road, Menlo Park, California. The approximate date on which this proxy statement and accompanying notice and proxy are being mailed to shareholders is July 30, 2001.

Record Date and Shares Outstanding

         Only shareholders of record at the close of business on July 23, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 3,429,839 shares of common stock, 1,433,333 shares of Series AA preferred stock and 17,448 shares of Series BB preferred stock. Holders of a majority of the outstanding shares of common and the outstanding shares of preferred stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

         On all matters that come before the Annual Meeting, holders of the Series BB Preferred Stock are entitled to 33 votes for each share held; all other shareholders are entitled to one vote for each share held. In the election of Directors, the holders of Series AA Preferred Stock are entitled to elect one director, and all shareholders voting together as a single class elect the remaining four directors. Mr. Kaufman has been nominated for election by the holders of the Series AA Preferred Stock, and the other four nominees have been nominated for election by all shareholders.

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of votes the Shares held by such shareholder are entitled to and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than one candidate to be elected by the Series AA Preferred Stock or more than four candidates to be elected by all the shareholders, and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the candidate receiving the highest number of affirmative votes of the Series AA Preferred Stock and the four other candidates receiving the highest number of affirmative votes of all shares represented and voting at the Annual Meeting will be elected directors.

         Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. Generally, abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of common stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.

PROPOSAL 1 -- ELECTION OF DIRECTORS

         Each of the five directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:


Name                             Age       Principal Occupation
----                             ---       --------------------
William P. Horgan*               53        Chairman of the Board of Directors,
                                           Chief Executive Officer and Director

Bernard I. Grosser, MD*          72        Director

Michael D. Kaufman**             60        Director

Helen C. Leong*                  73        Director

Robert Marx*                     70        Director

    --------------------

 *  Nominee to be voted on by all shareholders.
**  Nominee to be voted on by the holders of the Series AA Preferred Stock.

         William P. Horgan was appointed Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company. From May 1992 to January 1994, he served as Chief Financial and Administrative Officer of Geobiotics, Inc., a biotechnology-based development stage company.

         Bernard I. Grosser, MD has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

         Michael D. Kaufman, a Director since August 1997, is Managing General Partner of MK Global Ventures, a firm he founded in 1987. Prior to 1987, Mr. Kaufman spent six years as a General Partner of Oak Investment Partners, where he was involved in the formation of numerous technology companies. He has served as founding investor and director of Businessland, Davox, Katun, Easel, Ekco, Interlan and Zycad, among others. Prior to becoming a Partner of Oak Investment Partners, Mr. Kaufman was President and COO of Centronics Data Corporation, a $150 million NYSE-listed manufacturer of computer-related printing devices.

         Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

         Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is an Executive Committee member of the Board of Directors of The City of Hope National Medical Center.

         There are no family relationships among directors or executive officers of the Company.

Required Vote

         The nominee receiving the highest number of affirmative votes of the Series AA Preferred Stock and the four other nominees receiving the highest number of affirmative votes of all shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 30, 2001 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's executive officers named in the Summary Compensation Table; (iii) each of the Company's directors; and (iv) by all directors and executive officers as a group. In computing the number of Shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 30, 2001 (see notes (1) and (6) for exceptions) are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of beneficial ownership is based on 3,686,504 shares of Common Stock outstanding as of June 30, 2001. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

         Directors, Nominees, Officers And 5% Stockholders         Shares Beneficially Owned       Percent Of Class
         -------------------------------------------------         -------------------------       ----------------

William P. Horgan(1)                                                         158,663                      4.5%

Bernard I. Grosser, M.D.(2)                                                  107,736                      3.1

Helen C. Leong(3)                                                            103,872                      3.0

Michael D. Kaufman(4)                                                        392,886                     11.3

Robert Marx(5)                                                                81,905                      2.4

All executive officers and directors as a group (5 persons)(6)               845,062                     22.9

(1) Includes 151,330 shares issuable on exercise of outstanding options, of which 62,829 are exercisable

(2) Includes 52,219 shares issuable on exercise of outstanding options.

(3) Includes 52,219 shares issuable on exercise of outstanding options.

(4) Includes 279,166 shares held in the name of partnerships and 38,887 shares issuable on exercise of outstanding options.

(5) Includes 48,886 shares issuable on exercise of outstanding options

(6) Includes 343,541 shares issuable on exercise of outstanding options.

                                      -5-

Board Compensation

         Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of 8,333 shares of common stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, in June of each year, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase 3,333 shares of the Company's common stock at an exercise price equal to the fair market value of common stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the Directors' Plan is the fair market value of the Company's common stock at the time of grant. A total of 145,000 shares are reserved for issuance under the Directors' Plan.

         In September 2000, the independent directors received a grant of 20,000 options under the Company's Stock Option Plan at an exercise price of $1.03 per share, the fair market value at date of grant. The options vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year.

Board Meetings and Committees of the Board

         The  Board  of  Directors   met  six  times  in  2000.   Each  director
participated in at least 75% of the meetings of the Board.

         The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee of the Board of Directors, whose members are Mr. Kaufman, Dr. Grosser, and Mr. Marx, held one meeting during 2000, with all director members in attendance at such meeting. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors of Human Pheromone Sciences, Inc. serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of NASDAQ. The committee operates under a written charter adopted by the Board of Directors and attached to this Proxy Statement as Appendix A. HPS management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. HPS independent auditors, BDO Seidman LLP, are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to accounting principles generally accepted in the U.S.

         In this context and in connection with the audited consolidated financial statements contained in the Company's Annual Report on Form 10KSB, the Audit Committee:

    o    reviewed  the  audited  consolidated   financial  statements  with  the
         Company's management;

    o discussed with BDO Seidman LLP, the Company's independent auditors, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communications with Audit Committees;

    o met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting;

    o reviewed the written disclosures required by Independence Standard Board Standard No.1, "Independence Discussions with Audit Committees," discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by BDO Seidman LLP are compatible with maintaining their independence; and

    o instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.

Relationship with Independent Accountants

         BDO Seidman LLP has acted as the Company's independent auditors for the past two years. In accordance with standard policy, BDO Seidman LLP periodically changes the individuals who are responsible for the Company's audit.

         In addition to performing the audit of the Company's consolidated financial statements for the year 2000, BDO Seidman LLP provided various other services during the year. The aggregate fees billed for 2000 are as follows:

                  Audit Fees (2000 audit)                          $62,390.00

                  All Other Fees

                  Comprising:       Audit-related services         $12,665.00

                                    Non-audit services

         Audit-related services include review of SEC registration statements, issuance of comfort letters and consents, consultations regarding the effects of various accounting transactions and changes in professional standards. Non-audit services include tax consultations and preparation of Federal and State Tax Returns. BDO Seidman LLP did not provide any services related to financial information systems design and implementation during 2000.

         As reported on Form 8-K, dated June 15, 2001, the Audit Committee of the Company authorized the termination of BDO Seidman LLP as auditors of the Company effective June 15, 2001. The reports of BDO Seidman LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000, and in the subsequent interim period through the date hereof, there were no disagreements with BDO Seidman LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman LLP would have caused BDO Seidman LLP to make reference to the matter in their report.

         As reported on Form 8-K, dated June 29, 2001, the Company engaged Singer, Lewak, Greenbaum & Goldstein, LLP as the Company's independent auditors to replace BDO Seidman LLP.

         The Company does not anticipate that representatives from these firms will be present at the Annual Meeting.

         The Compensation and Stock Option Committee of the Board of Directors, whose members are Mrs. Leong, Dr. Grosser and Mr. Marx, held two meetings during 1999, with all director members in attendance at such meetings. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various benefit plans.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation for 2000, 1999 and 1998 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 2000 exceeded $100,000 (the "Named Officers").

                                            SUMMARY COMPENSATION TABLE

                                                 Annual Compensation             Long-Term
                                                 -------------------            Compensation
                                                                                   Award
                                                                                   -----
                                                                                 Securities
                                                                                 Underlying             Other
      Name and Principal Position              Year              Salary          Options (#)         Compensation
      ---------------------------              ----              ------          -----------         ------------

William P. Horgan                              2000             $193,000           118,000           $18,000 (A)
Chairman   of  the   Board   and  Chief        1999             $193,000             --                4,500 (A)
Executive Officer                              1998             $193,000             --

(A) Mr. Horgan was granted an
automobile allowance of $18,000 per
year, payable semimonthly, in October
1999.


Stock Options Granted in the Fiscal Year Ended December 31, 2000

         The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2000 to each of the named executive officers. All options were granted under EROX Corporation Stock Option Plan. Options granted under the Plan are exercisable over periods not to exceed four years and expire not more than 10 years from date of grant.

         The percentage of options granted is based on an aggregate of 128,000 options granted by the Company during the fiscal year ended December 31, 2000 to two employees, including the named executive officer.

                                                     % of Total
                                     Number of        Options
                                     Securities      Granted to
                                     Underlying      Employees      Exercise
                                      Options        in Fiscal      Price Per       Expiration
                Name                  Granted           Year          Share            Date
      -----------------------        ----------      -----------    ---------       ----------

      William P. Horgan                   118,000            92%        $1.03        9/18/06

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth certain information concerning the number of unexercised options held as of December 31, 2000 by the Named Officers.

                            Number of Securities
                           Underlying Unexercised        Value of Unexercised
                                 Options at             In-the-Money Options at
                             December 31, 2000             December 31, 2000
                Name     Exercisable/Unexercisable     Exercisable/Unexercisable
                ----     -------------------------     -------------------------
                                     (#)                         ($)(1)
                                     ---                         ------

   William P. Horgan           62,829/88,501                   $ 0 / $ 0

--------------------------------------------------------------------------------

(1) Assuming a stock price of $.25 per share, which was the closing price of a Share of Common Stock reported on the NASDAQ National Market on December 31, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  In 1991, the Company transferred to Pherin Corporation ("Pherin"), a newly formed California corporation, all of the Company's rights to its human pheromone technology for use other than in the consumer products field, together with $2 million in cash, in exchange for all of the stock of Pherin. Upon approval by its shareholders at the Annual Meeting held in August 1991, the Company distributed to its shareholders all of the stock of Pherin. Certain stockholders identified under "Principal Stockholders" above are also stockholders of Pherin.

                  The Company and Pherin have been parties to a research and development agreement and a supply agreement since 1996. In 2000 under the R & D agreement, the Company paid to Pherin $250,000 for research and development services. As a result of the initial third party supply agreement entered into in December 1998, the Company required significantly more production of the synthesized human pheromones than were needed in the past. In January 1999, the Company and Pherin contracted with two independent laboratories to manufacture kilogram quantities of the synthesized human pheromones under the direction of scientists working on behalf of the Company and Pherin. One of these laboratories was capable of supplying all of the pheromone needs of the Company in the year 2000.

                  In May 1999, the Company entered into a marketing and business consulting agreement with Robert Marx, one of its directors. The agreement provided for a payment of $2,000 per week for the development of a new line of products to be introduced on the Internet, the development of the Internet site and arranging for potential celebrity endorsement of the new product line. Under this agreement, which is cancelable by the Company with two weeks notice, Mr. Marx received $48,000 during 2000. The product line was completed in 2000 and the agreement with Mr. Marx was terminated in July 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form
3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2000.

OTHER BUSINESS

         The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSAL

         Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2002 must submit such proposals so as to be received by the Company at 84 West Santa Clara Street, Suite 720, San Jose, California 95113 not later than March 29, 2002.

                       BY ORDER OF THE BOARD OF DIRECTORS


                           Julian N. Stern, Secretary


San Jose, California
July 27, 2001


                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

Appendix A
----------

                             AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                         Human Pheromone Sciences, Inc.

Composition:

The audit committee shall be composed of three or more directors, as determined by the board of directors, who shall meet the independence and financial literacy requirements of NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities

1. Recommend to the board of directors the selection of the independent auditor, evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor, if any, that the Committee expects to be advised if there are any subjects that require special attention.

5. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information and the adequacy of internal financial controls.

6. Review the management letter delivered by the independent auditor in connection with the audit.

7. Following such review and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the company's annual report.

8. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10Q; provided that this responsibility may be delegated to the chairman of the audit committee.

9. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the committee believes could significantly affect the financial statements and should be discussed privately.

10. Have such meetings with management, the independent auditor and the internal auditor, if any, as the audit committee deems appropriate to discuss the concept and design of the company's information and reporting systems and the steps management has taken to address significant issues concerning those matters, and to discuss significant financial risk exposures facing the company and the steps management has taken to monitor and control such exposures.

11. Review significant changes to the company's accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

12. Review the scope and results of internal audits.

13. Evaluate the performance of the internal auditor, if any, and, if so determined by the audit committee, recommend replacement of the internal auditor, if any.

14. Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

15. Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

16. At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement at such time as the Company may become subject to such rules.

18. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

                                       3